-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): August 16, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     On August 16, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 16, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  August 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                August 16, 2004


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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        758,000,000.00                 0.00               0.00            0.00             0.00                  0.00
A2A       834,000,000.00       634,952,205.75      74,121,435.33      740,777.57    74,862,212.90        560,830,770.42
A2B        20,000,000.00        15,226,671.60       1,777,492.45       46,822.02     1,824,314.47         13,449,179.15
A3A       160,875,000.00       160,875,000.00               0.00      246,675.00       246,675.00        160,875,000.00
A3B       273,250,000.00       273,250,000.00               0.00      453,139.58       453,139.58        273,250,000.00
A3C       160,875,000.00       160,875,000.00               0.00      288,234.38       288,234.38        160,875,000.00
A4        462,605,000.00       462,605,000.00               0.00      994,600.75       994,600.75        462,605,000.00
B          69,520,000.00        66,266,558.43       2,945,080.34      123,697.58     3,068,777.92         63,321,478.09
C          27,805,000.00        26,506,623.37       1,178,032.14       69,138.11     1,247,170.25         25,328,591.23
D          69,520,000.00        64,964,755.20       4,123,112.49      324,823.78     4,447,936.27         60,841,642.71
CERT                0.00                 0.00               0.00    6,283,143.07     6,283,143.07                  0.00
TOTALS  2,836,450,000.00     1,865,521,814.35      84,145,152.75    9,571,051.84    93,716,204.59      1,781,376,661.60

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                              ENDING                  PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL    CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAH6      0.00000000      0.00000000      0.00000000       0.00000000            0.00000000     A1     1.100000 %
A2A      96683MAJ2    761.33358004     88.87462270      0.88822251      89.76284520          672.45895734     A2A    1.400000 %
A2B      96683MAQ6    761.33358000     88.87462250      2.34110100      91.21572350          672.45895750     A2B    3.690000 %
A3A      96683MAR4  1,000.00000000      0.00000000      1.53333333       1.53333333        1,000.00000000     A3A    1.840000 %
A3B      96683MAK9  1,000.00000000      0.00000000      1.65833332       1.65833332        1,000.00000000     A3B    1.990000 %
A3C      96683MAS2  1,000.00000000      0.00000000      1.79166670       1.79166670        1,000.00000000     A3C    2.150000 %
A4       96683MAL7  1,000.00000000      0.00000000      2.15000000       2.15000000        1,000.00000000     A4     2.580000 %
B        96683MAM5    953.20135831     42.36306588      1.77930926      44.14237514          910.83829243     B      2.240000 %
C        96683MAN3    953.30420320     42.36763676      2.48653516      44.85417191          910.93656644     C      3.130000 %
D        96683MAP8    934.47576525     59.30829243      4.67237888      63.98067132          875.16747281     D      6.000000 %
TOTALS                657.69599829     29.66565698      3.37430656      33.03996354          628.03034131

--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


RECEIVABLES
                         Beginning Receivables Balance                                                         1,997,286,909.27
                         Ending Receivables Balance                                                            1,906,974,420.90
                         Beginning Number of Contracts                                                                  137,224
                         Ending Number of Contracts                                                                     134,196

COLLECTIONS
                         Interest:
                         Interest Collections                                                                      6,339,075.47
                         Reinvestment Income                                                                          87,778.04
                         Repurchased Loan Proceeds Related to Interest                                                 1,636.84
                         Total Interest Collections                                                                6,428,490.35

                         Principal:
                         Principal Collections                                                                    57,070,011.29
                         Prepayments in Full                                                                      29,397,957.15
                         Repurchased Loan Proceeds Related to Principal                                              817,748.69
                         Total Principal Collections                                                              87,285,717.13

                         Recoveries and Liquidation Proceeds                                                       1,699,690.98

                         Total Collections                                                                        95,413,898.46

                         Principal Losses for Collection Period                                                    3,026,771.24

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                                      1,664,405.75
                         Data Administration and Reporting Fees:                                                      33,288.12
                         Other Fees:                                                                                       0.00
                         Total Fees:                                                                               1,697,693.87

Interest Distribution Amounts
                         Interest Due - Class A-1                                                                          0.00
                         Interest Paid - Class A-1                                                                         0.00
                         Shortfall - Class A-1                                                                             0.00
                         Carryover Shortfall - Class A-1                                                                   0.00
                         Change in Carryover Shortfall - Class A-1                                                         0.00

                         Interest Due - Class A-2a                                                                   740,777.57
                         Interest Paid - Class A-2a                                                                  740,777.57
                         Shortfall - Class A-2a                                                                            0.00
                         Carryover Shortfall - Class A-2a                                                                  0.00
                         Change in Carryover Shortfall - Class A-2a                                                        0.00

                         Interest Due - Class A-2b                                                                    46,822.02
                         Interest Paid - Class A-2b                                                                   46,822.02
                         Shortfall - Class A-2b                                                                            0.00
                         Carryover Shortfall - Class A-2b                                                                  0.00
                         Change in Carryover Shortfall - Class A-2b                                                        0.00

                         Interest Due - Class A-3a                                                                   246,675.00
                         Interest Paid - Class A-3a                                                                  246,675.00
                         Shortfall - Class A-3a                                                                            0.00
                         Carryover Shortfall - Class A-3a                                                                  0.00
                         Change in Carryover Shortfall - Class A-3a                                                        0.00

                         Interest Due - Class A-3b                                                                   453,139.58
                         Interest Paid - Class A-3b                                                                  453,139.58
                         Shortfall - Class A-3b                                                                            0.00
                         Carryover Shortfall - Class A-3b                                                                  0.00
                         Change in Carryover Shortfall - Class A-3b                                                        0.00

                         Interest Due - Class A-3c                                                                   288,234.38
                         Interest Paid - Class A-3c                                                                  288,234.38
                         Shortfall - Class A-3c                                                                            0.00
                         Carryover Shortfall - Class A-3c                                                                  0.00
                         Change in Carryover Shortfall - Class A-3c                                                        0.00

                         Interest Due - Class A-4                                                                    994,600.75
                         Interest Paid - Class A-4                                                                   994,600.75
                         Shortfall - Class A-4                                                                             0.00
                         Carryover Shortfall - Class A-4                                                                   0.00
                         Change in Carryover Shortfall - Class A-4                                                         0.00

                         Interest Due - Class B                                                                      123,697.58
                         Interest Paid - Class B                                                                     123,697.58
                         Shortfall - Class B                                                                               0.00
                         Carryover Shortfall - Class B                                                                     0.00
                         Change in Carryover Shortfall - Class B                                                           0.00

                         Interest Due - Class C                                                                       69,138.11
                         Interest Paid - Class C                                                                      69,138.11
                         Shortfall - Class C                                                                               0.00
                         Carryover Shortfall - Class C                                                                     0.00
                         Change in Carryover Shortfall - Class C                                                           0.00

                         Interest Due - Class D                                                                      324,823.78
                         Interest Paid - Class D                                                                     324,823.78
                         Shortfall - Class D                                                                               0.00
                         Carryover Shortfall - Class D                                                                     0.00
                         Change in Carryover Shortfall - Class D                                                           0.00

                         Interest Due - Total                                                                      3,287,908.77
                         Interest Paid - Total (Includes Certificates)                                             9,571,051.84
                         Shortfall - Total                                                                                 0.00
                         Carryover Shortfall - Total                                                                       0.00
                         Change in Carryover Shortfall - Total                                                             0.00

Principal Allocations
                         First Allocation of Principal                                                                     0.00
                         Second Allocation of Principal                                                                    0.00
                         Third Allocation of Principal                                                                     0.00
                         Regular Principal Allocation                                                             84,145,152.75
                         Total Principal Allocations                                                              84,145,152.75

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                                                0.00
                         Principal Distribution - Class A-2a                                                      74,121,435.33
                         Principal Distribution - Class A-2b                                                       1,777,492.45
                         Principal Distribution - Class A-3a                                                               0.00
                         Principal Distribution - Class A-3b                                                               0.00
                         Principal Distribution - Class A-3c                                                               0.00
                         Principal Distribution - Class A-4                                                                0.00
                         Principal Distribution - Class B                                                          2,945,080.34
                         Principal Distribution - Class C                                                          1,178,032.14
                         Principal Distribution - Class D                                                          4,123,112.49

                         Certificate Distribution                                                                  6,283,143.07

Total Distribution                                                                                                95,413,898.46

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                                         3.88 %
                         Weighted Average Original Term (months)                                                          59.33
                         Weighted Average Remaining Term                                                                  38.94
                         Weighted Average Age (months)                                                                    21.59
                         Remaining Number of Receivables                                                                134,196
                         Portfolio Receivable Balance (end of period)                                          1,906,974,420.90
                                                Discount Receivables                                           1,299,572,973.67
                                                Non-Discount Receivables                                         509,612,114.54
                         Adjusted Portfolio Receivable Balance (end of period)                                 1,809,185,088.21

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                                             27,808,426.61
                         Target Level of Overcollateralization                                                    27,808,426.61

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                              3,026,771.24
                         Recoveries and Liquidation Proceeds                                                       1,699,690.98
                         Net Losses for Collection Period                                                          1,327,080.26
                         Net Loss Rate for Collection Period(annualized)                                               0.7973 %

                         Cumulative Net Losses for all Periods($)                                                 12,196,919.47
                         Cumulative Net Losses for all Periods(% of original portfo                                    0.4125 %

                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                                          2,052
                         61 - 90 Days Delinquent                                                                            239
                         91 - 120 Days Delinquent                                                                            88
                         Over 120 Days Delinquent                                                                           136
                         Sub Total                                                                                        2,515
                         Repossesions (# of vehicles)                                                                       223
                         Total Number of Delinquencies and Repossesions                                                   2,738

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                                                  30,385,777.69
                         61 - 90 Days Delinquent                                                                   3,672,640.03
                         91 - 120 Days Delinquent                                                                  1,366,767.68
                         Over 120 Days Delinquent                                                                  2,278,576.20
                         Sub Total                                                                                37,703,761.60
                         Repossesions                                                                              3,549,673.44
                         Total Amount of Delinquencies and Repossesions                                           41,253,435.04

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                                       1.5934 %
                         61 - 90 Days Delinquent                                                                       0.1926 %
                         91 - 120 Days Delinquent                                                                      0.0717 %
                         Over 120 Days Delinquent                                                                      0.1195 %
                         Sub Total                                                                                     1.9772 %
                         Repossesions                                                                                  0.1861 %
                         Total % of Delinquencies and Repossesions                                                     2.1633 %


                         Monthly Net Loss Rate:
                         Current Collection Period                                                                     0.0664 %
                         Preceding Collection Period                                                                   0.0617 %
                         Second Preceding Collection Period                                                            0.0485 %
                         Three Month Average                                                                           0.0589 %
                         Annualized Average Net Loss Rate                                                             0.07068 %


